UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 21, 2012

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in this Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 2.02	Results of Operations and Financial Condition

On February 21, 2012, Community Health Systems, Inc. (the “Company”) announced operating results for the fourth quarter and year ended December 31, 2011. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02.

ITEM 7.01	Regulation FD Disclosure

The press release referred to in Item 2.02 above also includes the Company’s 2012 annual earnings guidance. The 2012 guidance is based on the Company’s historical operating performance, current trends and other assumptions that the Company believes are reasonable at this time as set forth on pages 13, 14 and 15 of this press release. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

On February 15, 2012, the Company received from CtW Investment Group (“CtW”) a letter dated January 25, 2012. In 2011, the Company had received letters from CtW that applied a statistical analysis of short-stay admissions at the Company’s hospitals and drew certain conclusions about billing practices at the Company’s hospitals. CtW had also been critical of the Company’s Board of Directors’ response and oversight of the matters previously alleged by CtW. The January 25, 2012 letter from CtW discusses the inherent limitations in using only publicly available data to draw such conclusions and points out that other factors can affect admission and length of stay patterns. The letter also concludes that CtW is now satisfied with the commitment of the Company, its management, and its Board of Directors to acting in accordance with their respective duties and obligations. A copy of the January 25, 2012 letter is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this item 7.01.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

99.1	Community Health Systems, Inc. Press Release, dated February 21, 2012.

99.2	Letter from CtW Investment Group, dated January 25, 2012 and received by Community Health Systems, Inc. on February 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 21, 2012	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

By: /s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board,
President and Chief Executive Officer
(principal executive officer)

By: /s/ W. Larry Cash
W. Larry Cash Executive Vice President, Chief Financial Officer and Director
(principal financial officer)

By: /s/ T. Mark Buford
T. Mark Buford
Senior Vice President and Chief Accounting Officer
(principal accounting officer)

Index to Exhibits

Exhibit Number	Description

99.1	Community Health Systems, Inc. Press Release, dated February 21, 2012.

99.2	Letter from CtW Investment Group, dated January 25, 2012 and received by Community Health Systems, Inc. on February 15, 2012.

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